UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 20, 2024

Sky Harbour Group Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-39648	85-2732947
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

136 Tower Road, Suite 205 Westchester County Airport White Plains, NY	10604
(Address of principal executive offices)	(Zip Code)

(212) 554-5990
Registrant’s telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	SKYH	NYSE American LLC
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	SKYH WS	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02. Unregistered Sales of Equity Securities

The information in Item 8.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 3.02.

The Second Closing PIPE Shares (as defined below) were offered and sold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on Section 4(a)(2) thereof and Rule 506 of Regulation D thereunder. Each of the Investors (as defined below) represented that it was an “accredited investor,” as defined in Regulation D, and acquired the Second Closing PIPE Shares for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof in violation of applicable securities laws. The Second Closing PIPE Shares have not been registered under the Securities Act and such Second Closing PIPE Shares may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws.

Neither this Current Report on Form 8-K nor any of the exhibits attached hereto is an offer to sell or the solicitation of an offer to buy the Second Closing PIPE Shares, shares of Class A common stock, par value $0.0001 per share (the “Common Stock”) or any other securities of Sky Harbour Group Corporation (the “Company”).

Item 7.01. Regulation FD Disclosure.

On December 23, 2024, the Company issued a press release announcing the Second Closing (as defined below). A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Item 7.01 of this Current Report on Form 8-K, including the information in the presentation attached as Exhibit 99.1 to this Current Report on Form 8-K, is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Furthermore, the information in Item 7.01 of this Current Report on Form 8-K, including the information in the presentation attached as Exhibit 99.1 to this Current Report on Form 8-K, shall not be deemed to be incorporated by reference in the filings of the Company under the Securities Act.

Item 8.01. Other Events.

On December 20, 2024, pursuant to the terms of the Securities Purchase Agreement, dated September 16, 2024 (the “Purchase Agreement”), by and among the Company and certain investors (collectively, the “Investors”), the Company sold and issued to the Investors an aggregate of 3,955,790 shares of Common Stock (the “Second Closing PIPE Shares”) for an aggregate purchase price of $37,580,005.00 (the “Second Closing”). Inclusive of the initial closing that occurred on October 25, 2024, the Company issued and sold an aggregate of 7,911,580 shares of Common Stock for an aggregate purchase price of $75,160,010.00 pursuant to the Purchase Agreement.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The Exhibit Index set forth below is incorporated herein by reference.

EXHIBIT INDEX

Exhibit Number	Exhibit Title
99.1	Press Release of Sky Harbour Group Corporation, dated December 23, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 23, 2024

SKY HARBOUR GROUP CORPORATION

By:	/s/ Tal Keinan
Name:	Tal Keinan
Title:	Chief Executive Officer